UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LI-CYCLE HOLDINGS CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Shareholders,
Following our Annual General and Special Meeting of Shareholders (the “Meeting”) on May 23, 2024, there have been a number of updates at Li-Cycle.
I am pleased to share that, after careful review and consideration, the Audit Committee of Li-Cycle’s Board of Directors has unanimously approved the selection of Marcum Canada LLP as the Company’s independent registered public accounting firm that will serve as our new independent auditor to replace KPMG LLP, and the Board has approved that the appointment of Marcum Canada LLP be put forward for Shareholder approval. Marcum Canada LLP is a top-ranked national accounting firm in Canada that offers a complete spectrum of tax, assurance, and advisory services; they have been selected due to their expertise, capabilities, fit, and understanding of our industry and business.
As Shareholders, you are asked to vote on the appointment of Marcum Canada LLP as the Company’s new independent registered public accounting firm to serve as independent auditor and on the authorization of the Board to fix Marcum’s remuneration.
As previously shared in our press release of July 18, 2024, Li-Cycle is also pleased to announce that Craig Cunningham has been appointed as Li-Cycle’s Chief Financial Officer, after joining the Company as its interim CFO in March 2024. Craig has an extensive background in executive level leadership and brings more than 17 years of accounting, finance, operational, and capital markets experience to Li-Cycle. We look forward to his continued leadership and expertise as we plan to execute on our strategic priorities.
We have also recently welcomed Jacqueline (Jacqui) Dedo as Li-Cycle’s independent Board Chair. Jacqui served on Li-Cycle’s Board for almost two years prior to her appointment as independent Board Chair and has a deep understanding of our Company and the opportunities ahead for our technology and business. I would like to congratulate Jacqui on her new role and look forward to her enhanced contributions, continued guidance, and leadership.
Li-Cycle is reconvening the Meeting on Tuesday, October 15, 2024 at 8:30 a.m. (Eastern Daylight Time) which will be held via live audio webcast at www.virtualshareholdermeeting.com/LICY2024. We encourage you to vote on this important appointment in advance of the Meeting or by voting at the Meeting.
Thank you for your continued support of Li-Cycle.
Sincerely,
Ajay Kochhar
President, CEO and Director

207 Queens Quay West, Suite 590
Toronto, ON M5J IA7, Canada
NOTICE OF RECONVENED ANNUAL GENERAL AND SPECIAL MEETING
OF SHAREHOLDERS OF LI-CYCLE HOLDINGS CORP.
To the Shareholders of Li-Cycle Holdings Corp.:
Notice (the “Notice of Reconvened Meeting”) is hereby given that the reconvened annual general and special meeting (the “Reconvened Meeting”) of the holders (the “Shareholders”) of common shares (the “Shares”) in the capital of Li-Cycle Holdings Corp. (the “Company”) will be held on Tuesday, October 15, 2024, at 8:30 a.m., (Eastern Daylight Time) via live audio webcast online at www.virtualshareholdermeeting.com/LICY2024 for the purpose of considering, and if deemed advisable, appointing Marcum Canada LLP as the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until their successor is appointed and authorizing the Company’s board of directors to fix the auditor’s remuneration.
You are entitled to receive notice of, and vote at, the Reconvened Meeting or any postponement(s) or adjournment(s) of the Reconvened Meeting if you were a Shareholder of record at the close of business on September 10, 2024 (the “Record Date”).
In connection with the Reconvened Meeting, we have elected to utilize “full set delivery” and we will be delivering paper copies of our proxy supplement No. 2 (the “Supplement”) and a new proxy card to Shareholders of record on or about September 13, 2024.
The enclosed Supplement, our definitive proxy statement dated April 12, 2024 (the “Proxy Statement”), any other proxy supplements and our annual report will also be available at www.virtualshareholdermeeting.com/LICY2024, on our website at https://investors.li-cycle.com/events-and-presentations/, on SEDAR+ at www.SEDARplus.com, and on EDGAR at www.sec.gov. Information contained on, or that can be accessed through, our website does not constitute a part of this proxy statement and is not incorporated by reference herein.
Your vote is important
If you were a registered Shareholder as of the Record Date or duly appointed proxyholder, you are entitled to vote at the Reconvened Meeting online or by telephone and your vote will be immediately confirmed and tabulated. However, even if you currently plan to participate in the webcast for the Reconvened Meeting, you are encouraged to consider voting your Shares in advance, so that your vote will be counted if you later decide not to or are unable to attend the Reconvened Meeting for any reason. You may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose.

Voting instructions and proxyholder appointments must be received by Broadridge by 8:30 a.m. (Eastern Daylight Time) on Thursday, October 10, 2024 (or, if the Reconvened Meeting is adjourned or postponed, at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled meeting).
Beneficial (non-registered) Shareholders who hold their Shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary should carefully follow the instructions of their intermediary to ensure that their Shares are voted at the Reconvened Meeting in accordance with their instructions.
Only registered Shareholders as of the Record Date and duly appointed proxyholders (including beneficial (non-registered) Shareholders who have duly appointed themselves as proxyholder) will be entitled to vote at the Reconvened Meeting online. Please note that registered Shareholders and duly appointed proxyholders will need the 16-digit control number indicated on the form of proxy accompanying this Notice of Reconvened Meeting in order to log on to the Reconvened Meeting as “Shareholder” or “Proxyholder / Appointee”. Please refer to the Proxy Statement for additional details on how to log on to the Reconvened Meeting.
If you have any questions regarding this Notice of Reconvened Meeting, the full set delivery procedures or the Reconvened Meeting, please contact Innisfree M&A Incorporated no later than 8:15 a.m. (Eastern Daylight Time) on Thursday, October 10, 2024. Shareholders may call the toll free: (877) 750-0854; and banks and brokers may call collect: (212) 750-5833.
BY ORDER OF THE BOARD OF DIRECTORS

Carl DeLuca
General Counsel and Corporate Secretary
Li-Cycle Holdings Corp.

September 10, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE RECONVENED MEETING TO BE HELD ON THURSDAY, OCTOBER 15, 2024: This Notice of Reconvened Meeting and Supplement are first being distributed on or about September 10, 2024. This Notice of Reconvened Meeting, the Supplement, supplement No. 1 to the Proxy Statement, the Proxy Statement and our annual report are available free of charge at www.virtualshareholdermeeting.com/LICY2024.

SUPPLEMENT NO. 2 DATED SEPTEMBER 10, 2024
TO THE PROXY STATEMENT DATED APRIL 12, 2024
FOR THE RECONVENED ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
To be held on Tuesday, October 15, 2024 at 8:30 a.m. (Eastern Daylight Time)
This Supplement No. 2 (this “Supplement”), dated September 10, 2024, supplements the definitive proxy statement of Li-Cycle Holdings Corp. (“Li-Cycle” or the “Company”) dated April 12, 2024 (the “Proxy Statement”) and the supplement to the definitive proxy statement filed on May 15, 2024 (“Supplement No. 1”), relating to the Company’s 2024 annual general and special meeting of shareholders held on Thursday, May 23, 2024 at 8:30 a.m. (Eastern Daylight Time) via live audio webcast (the “Meeting”).
On May 23, 2024, at the Meeting, Proposals No. 1, 3, 4, 5 and 6 in the Proxy Statement were considered and approved by the Shareholders. The Meeting was subsequently adjourned, only with respect to Proposal No. 2 relating to the appointment of the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until a successor is appointed and the authorization of the Company’s board of directors (the “Board”) to fix the auditor’s remuneration, in order to permit the Company to complete its process to identify and recommend the appointment of a successor independent registered public accounting firm to replace KPMP LLP (which had notified the Company that it had decided to decline to stand for re-appointment at the Meeting).
The reconvened Meeting (“Reconvened Meeting”) to consider the approval of Proposal No. 2 in the Proxy Statement, as supplemented and amended by this Supplement, is scheduled to be held on Tuesday, October 15, 2024, at 8:30 a.m. (Eastern Daylight Time). The Reconvened Meeting will be held in a virtual meeting format. You can attend the Reconvened Meeting, vote your Shares electronically and submit questions by visiting www.virtualshareholdermeeting.com/LICY2024 and entering the control number located on your proxy card.
This Supplement is furnished in connection with the solicitation of proxies by the Board for use at the Reconvened Meeting. All capitalized terms not otherwise defined herein shall have the respective meanings as set forth in the Proxy Statement.
Except as supplemented and specifically amended by the information contained herein or in Supplement No. 1 or as otherwise explicitly stated herein or therein, this Supplement does not revise or update any of the other information set forth in the Proxy Statement or any other matters submitted to the Shareholders. This Supplement should be read in conjunction with the Proxy Statement, which should be read in its entirety. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented and amended hereby and by Supplement No. 1.

VOTING MATTERS; REVOCABILITY OF PROXIES
If you have already voted, you must resubmit your vote on Proposal No. 2 by submitting the new proxy card enclosed with this Supplement or by voting online or by telephone. If you previously submitted your vote over the telephone or through the Internet, or voted on Proposal No. 2 by proxy using the previous proxy card made available to you, and do not submit your new proxy or voting instructions, your previously submitted proxy or voting instructions will not be counted.
Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board as described on the new proxy card and in this Supplement.
Please note that the only votes that will be tabulated at the Reconvened Meeting will be on Proposal No. 2 as supplemented and amended by this Supplement.
A Shareholder who executes and returns the form of proxy may revoke it in any manner permitted by law.
If you are a registered Shareholder and you change your mind about how you voted on Proposal No. 2 after receipt of the proxy card associated with the Reconvened Meeting and prior to the Reconvened Meeting and/or you want to revoke your proxy, you may do so by providing new voting instructions or proxyholder appointment information at www.proxyvote.com at a later time, or a new form of proxy to Broadridge at a later date, or by delivering a signed written notice specifying your instructions to the registered office of the Company, Attention: Corporate Secretary, at any time up to and including the last business day before the date of the Reconvened Meeting or any adjournment or postponement thereof. A registered Shareholder may also access the Reconvened Meeting via the live audio webcast to participate and vote at the Reconvened Meeting, which will revoke any previously submitted proxy.
If you are a non-registered Shareholder and you change your mind about how you voted before the Reconvened Meeting and/or you want to revoke your proxy, contact your Intermediary to find out what to do. Please note that your Intermediary will need to receive any new instructions in enough time to act on them.
More important information regarding how to vote your Shares and how to revoke or change a proxy already given is available in the Proxy Statement in the section titled “Questions and Answers About the Proxy Materials and Annual General and Special Meeting.”
Important Notice Regarding the Availability of Proxy Materials for the Reconvened
Annual General and Special Meeting of Shareholders to be held on Tuesday, October 15, 2024, at 8:30 a.m. (Eastern Daylight Time)
The Notice of Reconvened Meeting, this Supplement, the Proxy Statement, Supplement No. 1 and our annual report are available free of charge at www.virtualshareholdermeeting.com/LICY2024. Your vote is important. Whether or not you plan to attend the Reconvened Meeting, we urge you to submit your vote in advance via the Internet, telephone or mail.

EXPLANATORY NOTE
KPMG LLP has been the independent auditor of the Company since January 31, 2022. As disclosed in the Proxy Statement, on March 28, 2024, KPMG LLP notified the Company that it has decided to decline to stand for re-appointment as the Company’s independent registered public accounting firm to serve as independent auditor. On May 23, 2024, the Company adjourned the Meeting as the Company was not able to complete its process to identify and recommend the appointment of a successor to KPMG LLP prior to the Meeting.
Following the adjournment of the Meeting, the Audit Committee of the Company completed its search process to identify a new independent registered public accounting firm to replace KPMG LLP for the 2024 fiscal year, which has resulted in the selection of Marcum Canada LLP.
This Supplement is therefore being filed to supplement the information contained in the Proxy Statement to identify Marcum Canada LLP and to recommend the appointment of Marcum Canada LLP as the successor to KPMG LLP as the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until their successor is appointed and to authorize the Company’s board of directors to fix the auditor’s remuneration.
Deloitte LLP was appointed as the Company’s auditor in connection with the formation of the Company on August 10, 2021 and served as the Company’s auditor until January 31, 2022.

SUPPLEMENTAL DISCLOSURE CONCERNING PROPOSAL NO. 2
APPOINTMENT OF INDEPENDENT AUDITOR
On August 8, 2024, the Audit Committee approved the selection of Marcum Canada LLP as the independent auditor of the Company to replace KPMG LLP and the Board approved that the appointment of Marcum Canada LLP be put forward for Shareholder approval.
The second sentence of the first paragraph in Proposal No. 2 on page 39 of the Proxy Statement is hereby deleted and replaced in its entirety as follows: A representative of Marcum Canada LLP is expected to be telephonically present at the virtual Meeting, where the representative will be available to respond to appropriate questions and, if the representative desires, to make a statement.
The third paragraph in Proposal No. 2 on page 39 of the Proxy Statement is hereby deleted in its entirety.
Changes in Registrant’s Certifying Accountant
The following paragraph is hereby inserted at the end of the section entitled “Changes in Registrant’s Certifying Accountant” on page 41 of the Proxy Statement:
On August 8, 2024, the Audit Committee approved the selection of Marcum Canada LLP as the independent auditor of the Company to replace KPMG LLP, and the Board approved that the appointment of Marcum Canada LLP be put forward for Shareholder approval. During the fiscal year ended December 31, 2023, the two-month period ended December 31, 2022, the fiscal year ended October 31, 2022, and any subsequent interim periods through to the date hereof, neither the Company nor anyone on the Company’s behalf consulted with Marcum Canada LLP prior to their selection concerning: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Marcum Canada LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K); or (iii) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
Auditor Independence
The following paragraph is hereby inserted at the end of the section entitled “Auditor Independence” on page 42 of the Proxy Statement:
During Fiscal 2023, there were no other professional services provided by Marcum Canada LLP that would have required our Audit Committee to consider their compatibility with maintaining the independence of Marcum Canada LLP.
Required Vote
The paragraph under the heading “Required Vote” on page 42 of the Proxy Statement is hereby deleted and replaced in its entirety as follows:

The appointment of Marcum Canada LLP as the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until their successor is appointed and the authorization of the Board to fix their remuneration requires a majority of votes cast at the Meeting by proxy or in attendance online. You may vote “FOR” or “WITHHOLD” on this proposal. A withhold or broker non-vote will not be counted as a vote cast in determining whether the requisite threshold of votes cast has approved the proposal.
Board and Management Recommendation
The paragraph under the heading “Board and Management Recommendation” on page 42 of the Proxy Statement is hereby deleted and replaced in its entirety as follows:
The Board and management of the Company recommend a vote “FOR” the appointment of Marcum Canada LLP as the Company’s independent registered public accounting firm to serve as independent auditor until the close of the next annual meeting of Shareholders or until their successor is appointed and to authorize the Board to fix their remuneration.

Li-Cycle

LI-CYCLE HOLDINGS CORP.
POST OFFICE BOX 9112
FARMINGDALE, NY 11735-9544

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Reconvened Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:30 a.m. EDT on October 10, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Reconvened Meeting - Go to **www.virtualshareholdermeeting.com/LICY2024**

You may attend the reconvened meeting via the Internet and vote during the reconvened meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 8:30 a.m. EDT on October 10, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V56281-P17833

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LI-CYCLE HOLDINGS CORP.

The Board of Directors and management of Li-Cycle Holdings Corp. recommend you vote FOR proposal 2.	**For**	**Withhold**
2. The appointment of Marcum Canada LLP as Li-Cycle Holdings Corp.'s independent registered public accounting firm to serve as independent auditor for the fiscal year ending December 31, 2024 and to authorize the Board of Directors to fix their remuneration.	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Reconvened Annual General and Special Meeting to be held on October 15, 2024:
The Notice, Proxy Supplements, Proxy Statement and Annual Report are available at www.proxyvote.com.

V56282-P17833

LI-CYCLE HOLDINGS CORP.
RECONVENED ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 15, 2024 AT 8:30 A.M. EDT
THIS PROXY IS SOLICITED BY THE MANAGEMENT OF LI-CYCLE HOLDINGS CORP.

Appointment of Proxyholder:

I/We being holder(s) of Li-Cycle Holdings Corp. hereby appoint:
Ajay Kochhar and Jacqueline A. Dedo, or either of them,

OR

Print the name of the person you are appointing if this person is someone other than the management nominees.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Reconvened Annual General and Special Meeting of Shareholders of Li-Cycle Holdings Corp. to be held at www.virtualshareholdermeeting.com/LICY2024 on October 15, 2024, at 8:30 A.M. EDT and at any adjournment or postponement thereof. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the reconvened meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided above.**

INSTRUCTIONS:

1. **This Form of Proxy is solicited by and on behalf of the Management of Li-Cycle Holdings Corp.**
2. This Form of Proxy confers discretionary authority to vote on amendments or variations to the matters identified in the notice of the Reconvened Meeting and with respect to other matters that may properly be brought before the Reconvened Meeting or any adjournment or postponement thereof. This Form of Proxy will not be valid and not be acted upon or voted unless it is completed and delivered as outlined herein.
3. If the shares are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this Form of Proxy. If you are voting on behalf of a corporation or another individual, documentation evidencing your power to sign this Form of Proxy with signing capacity stated may be required.
4. In order to expedite your vote, you may use the Internet or a touch-tone telephone, and entering the control number noted above. The Internet or telephone voting service is not available on the day of the Reconvened Meeting. The telephone system cannot be used if you designate another person to attend on your behalf. **If you vote by Internet or telephone, do not mail back this Form of Proxy.**
5. If the Form of Proxy is not dated, it will be deemed to bear the date on which it was mailed to the shareholder.
6. **This Form of Proxy will be voted as directed by the shareholder. If no voting preferences are indicated on the reverse, this Form of Proxy will be voted as recommended on the reverse of this form or as stated in the Proxy Statement, except in the case of your appointment of an Appointee.**
7. Unless prohibited by law or you instruct otherwise, your Appointee(s) will have full authority to attend and otherwise act at, and present matters to the Reconvened Meeting and any adjournment or postponement thereof, and vote on all matters that are brought before the Reconvened Meeting or any adjournment or postponement thereof, even if these matters are not set out in this form or in the Proxy Statement.
8. If these voting instructions are given on behalf of a body corporate, set out the full legal name of the body corporate, and the name and position of the person giving voting instructions on behalf of the body corporate.
9. If the items listed in the Proxy Statement are different from the items listed on the other side of this form, the Proxy Statement will be considered correct.
10. This Form of Proxy should be read in conjunction with the accompanying Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors and the management of Li-Cycle Holdings Corp.

Continued and to be signed on reverse side